Exhibit 4.5

                                THIRD AMENDMENT AND CONSENT

* Omitted and filed separately with the Commission pursuant to a Confidential Treatment Request.

            THIRD AMENDMENT AND CONSENT (this "Amendment"), dated as of October 28, 1999, among ALLIANCE GAMING CORPORATION, a Nevada corporation (the "U.S. Borrower"), BALLY WULFF VERTRIEBS GMBH, a company with limited liability organized under the laws of the Federal Republic of Germany ("Bally Wulff Vertriebs"), BALLY WULFF AUTOMATEN GMBH, a company with limited liability organized under the laws of the Federal Republic of Germany ("Bally Wulff Automaten" and, together with Bally Wulff Vertriebs, the "German Borrowers," and each a "German Borrower", and the German Borrowers, together with the U.S. Borrower, the "Borrowers," and each a "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and CREDIT SUISSE FIRST BOSTON, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                                   W I T N E S S E T H :


            WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of August 8, 1997 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, (i) the Banks hereby agree to grant (subject to the terms and conditions hereof) the consents set forth herein and (ii) the parties hereto wish to further amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

Article I:  Consents

            1.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the  Credit  Agreement,  the  Lenders  hereby  agree  that  Bally  Wulff
Automaten may merge with and into Bally Wulff Vertriebs with Bally Wulff Vertriebs being the survivor of such merger (the "Merger"). It is understood and agreed that (i) after giving effect to the Merger, Bally Wulff Vertriebs shall succeed to all rights and obligations of Bally Wulff Automaten (including, without limitation, all obligations under the Credit Agreement and the other Credit Documents to which Bally Wulff Automaten is a party) and (ii) Bally Wulff Vertriebs shall execute and deliver all documents requested by the Administrative Agent in order to evidence or acknowledge such succession and/or to ensure that after giving effect to the Merger the security interest of the Collateral Agent in the Collateral (as defined in the German Security Documents) remains perfected and in full force and effect. From and after the Third Amendment Effective Date (as defined below), all references in the Credit Agreement and the other Credit Documents to "Bally Wulff Automaten", the "German Borrowers" and the "German Borrower" shall in each case be deemed to be a reference to Bally Wulff Vertriebs.

            2. Notwithstanding anything to the contrary contained in any provision of the Credit Agreement or any of the other Credit Documents, the Lenders hereby agree that, as an alternative to the Merger contemplated in the preceding paragraph, Bally Wulff Vertriebs may merge with and into Bally Wulff Automaten with Bally Wulff Automaten being the survivor of such merger (it being understood and agreed that if such alternative merger occurs the provisions of the preceding paragraph shall apply mutatis mutandis).

            3.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the Credit Agreement or elsewhere therein, the Lenders hereby agree that
(a) any subsidiary of either German Borrower may be merged with and into such German Borrower with such German Borrower being the survivor of any such merger,
(b) any Subsidiary of either German Borrower may be merged with and into (or may be liquidated or dissolved into) any Independent Subsidiary that is a Wholly-Owned Foreign Subsidiary of such German Borrower or the German Parent, and (c) either German Borrower may distribute to the German Parent, any of the shares of capital stock or other ownership interests held by such German Borrower in any Subsidiary of such German Borrower. It is understood and agreed that, contemporaneous with any such transactions, the German Parent, the German Borrowers and their respective Subsidiaries shall execute and deliver all documents in form and substance satisfactory to the Administrative Agent requested by the Administrative Agent in order to ensure that after giving effect thereto, the security interest of the Collateral Agent in the Collateral (as defined in the German Security Documents) remains fully perfected and in full force and effect.

            4.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the Credit Agreement, the Lenders hereby agree that the U.S. Borrower may sell the equity interest or other assets comprising its ownership interest in RCVP, or may sell the business and assets of RCVP substantially as a whole (any such sale being herein called the "RCVP Sale") provided that (i) no Default or Event of Default then exists or would result therefrom, (ii) the Administrative Agent shall have received (x) prior notice of such sale and (y) the definitive purchase and sale agreement relating to such sale no later than five days following the execution and delivery thereof, (iii) the total consideration received by the U.S. Borrower therefor shall be in cash, paid at the time of the closing of such sale (except for any portion thereof (A) retained in an escrow account and payable pursuant to any indemnities or purchase price adjustments contained in such agreement, or (B) payable pursuant to post-closing adjustment arrangements entered into with respect to such sale) and in a gross amount of at least $___________*, and (iv) 100% of the Net Sale Proceeds therefrom are applied to repay outstanding Term Loans in accordance with the requirements of 4.02(h) and (i) of the Credit Agreement but without regard to Section 4.02(k) of the Credit Agreement

            5.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the Credit Agreement, the Lenders hereby agree that the U.S. Borrower may sell its equity interests in United Coin Machine Company and Casino Electronics Inc. or may sell the business and assets of such entities substantially as a whole (any such sale being herein called the "Nevada Route Operations Sale"), provided that (i) no Default or Event of Default then exists or would result therefrom, (ii) the Administrative Agent shall have received (x) prior notice of such sale and (y) the definitive sale and purchase agreement relating to such sale no later than five days following the execution and delivery thereof, (iii) the total consideration received by the U.S. Borrower therefor shall be cash and paid at the time of the closing of such sale, at least $___________* (except for any portion thereof (A) retained in an escrow account and payable pursuant to any indemnities or purchase price adjustments contained in such agreement, or (B) payable pursuant to post-closing adjustment arrangements entered into with respect to such sale) and (iv) 100% of the Net Sales Proceeds therefrom are applied to repay outstanding Term Loans in accordance with the requirements of 4.02(h) and (i) of the Credit Agreement but without regard to Section 4.02(k) of the Credit Agreement.

            6.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the Credit Agreement, the Lenders hereby agree that the U.S. Borrower may sell its equity interests in Plantation Investments, Inc. or may sell the business and assets of such entity as a whole (any such sale being herein called the "Rail City Sale"), provided that (i) no Default or Event of Default then exists or would result therefrom, (ii) the Administrative Agent shall have received (x) prior notice of such sale and (y) the definitive sale and purchase agreement relating to such sale no later than five days following the execution and delivery thereof, (iii) the total consideration received by the U.S. Borrower therefor shall be cash and paid at the time of the closing of such sale (except for any portion thereof (A) retained in an escrow account pursuant to any indemnities or purchase price adjustments contained in such agreement, or
(B) payable pursuant to post-closing adjustment arrangements entered into with respect to such sale), in a gross amount of at least $___________*, and (iv) 100% of the Net Sale Proceeds therefrom are applied to repay outstanding Term Loans in accordance with the requirements of 4.02(h) and (i) of the Credit Agreement but without regard to Section 4.02(k) of the Credit Agreement.

            7.  Notwithstanding  anything to the  contrary  contained in Section
9.02 of the Credit Agreement, the Lenders hereby agree that the U.S. Borrower may sell VSI, or may sell the business and assets of LVI and its subsidiaries, VSI, SVS, and VDSI substantially as a whole (any such sale being herein called the "Louisiana Route Operations Sale") provided that (i) no Default or Event of Default then exists or would result therefrom, (ii) the Administrative Agent shall have received (x) prior notice of such sale and (y) the definitive sale and purchase agreement relating to such sale no later than five days following the execution and delivery thereof, (iii) the total consideration received by the U.S. Borrower therefor shall be cash and paid at the time of the closing of such sale (except for any portion thereof (A) retained in an escrow account pursuant to any indemnities or purchase price adjustments contained in such agreement, or (B) payable pursuant to post-closing adjustment arrangements entered into with respect to such sale), in a gross amount of at least $___________*, and (iv) 100% of the Net Sale Proceeds therefrom are applied to repay outstanding Term Loans in accordance with the requirements of 4.02(h) and
(i) of the Credit Agreement but without regard to Section 4.02(k) of the Credit Agreement.

Article II:  Amendments and other Modifications

            1. Section 3.03 of the Credit Agreement is hereby amended by inserting the following text immediately after the second instance in the text "Revolving Loan Commitment" appears in clause (i) thereof:

            "(with the German Revolving Loan Sub-Commitment and the Non-German Revolving Loan Sub-Commitment of each Lender to be reduced ratably based on the amount of such German Revolving Loan Sub-Commitment or Non-German Revolving Loan Sub-Commitment, as the case may be, compares to the Revolving Loan Commitment of such Lender)"

            2. Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new clauses (j) and (k) at the end thereof:

            (j) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, upon the earlier of (x) the consummation of the RCVP Sale and (y) the consummation of the Nevada Route Operations Sale, the Total Revolving Loan Commitment shall be reduced to $80,000,000.

            (k) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment, the German Revolving Loan Sub-Commitment and the Non-German Revolving Loan Sub-Commitment of each Lender) shall terminate on the date upon which outstanding Revolving Loans and Swingline Loans have been repaid in full (and any outstanding Letters of Credit have been cash collateralized) as a result of proceeds received from any of the RCVP Sale, the Nevada Route Operations Sale, the Rail City Sale or the Louisiana Route Operations Sale.

            3. Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new clauses (m) and (n) at the end thereof:

            (m) In the event a mandatory repayment of Term Loans required pursuant to the Third Amendment as a result of any of the RCVP Sale, the Nevada Operations Sale, the Rail City Sale or the Louisiana Route Operations Sale and such repayment exceeds the aggregate amount of Term Loans then outstanding (or would be required if Term Loans were then outstanding), in any such case, Swingline Loans and Revolving Loans shall be repaid and/or outstanding Letters of Credit cash collateralized in the aggregate amount, if any, by which the amount required to be applied pursuant to the Third Amendment (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding. Any such application required pursuant to the preceding sentence shall be made as set forth below.

                 (i) first, to prepay the principal of outstanding Swingline Loans;

                (ii) second,  to the extent all Swingline Loans have been repaid in full, or if no Swingline Loans are outstanding, to prepay the principal of outstanding Revolving Loans; and

               (iii)  third,  to the extent all  Swingline  Loans and  Revolving
            Loans have been repaid in full, or if no Swingline Loans or Revolving Loans are outstanding, and if any Letters of Credit are then outstanding, to cash collateralize Letter of Credit Outstandings by depositing such proceeds into a collateral account established by the Administrative Agent in an amount equal to such Letter of Credit Outstandings.

            (n) Each amount required to be applied to repay Revolving Loans or to cash collateralize outstanding Letters of Credit shall be applied (after conversion by the respective Borrower of any amounts received in currency other than the relevant Applicable Currency or Applicable
      Currencies into the respective Applicable Currency or Applicable Currencies) (i) in the case of application of such amounts to Revolving Loans, to repay the outstanding principal amount of Dollar Revolving Loans and Deutsche Mark Revolving Loans (with each such currency of Revolving Loans being allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is equal to the outstanding principal amount of such currency of Revolving Loans (using the Dollar Equivalent thereof in the case of German Revolving Loans) and the denominator of which is equal to the then outstanding principal amount of all Revolving Loans (using the Dollar Equivalent thereof in the case of German Revolving Loans) and (ii) in the case of application of such amounts to outstanding Letters of Credit to cash collateralize U.S. Letters of Credit and German Letters of Credit (with each such currency of Letter of Credit being allocated that percentage of the amount to be so applied as is equal to a fraction (expressed as a percentage) the numerator of which is equal to the Stated Amount (using the Dollar Equivalent thereof in the case of German Letters of Credit) of such currency of such Letters of Credit and the denominator of which is equal to the Stated Amount (using the Dollar Equivalent thereof in the case of German Letters of Credit) of all outstanding Letter of Credit).

            4. Section 9.02(ii) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such section immediately following the words "after giving effect thereto":

            "provided that notwithstanding anything to the contrary contained in this Section 9.02(ii), the aggregate amount paid by the U.S. Borrower in connection with any Permitted Acquisitions effected from and after the Third Amendment Effective Date to and including December 31, 2000, shall not exceed $15 million"

            5.  Notwithstanding  anything to the  contrary  contained in Section
9.03 of the Credit Agreement, the Borrowers and the Lenders hereby agree that until the Required Lenders otherwise agree in writing, neither the U.S. Borrower nor any of its Subsidiaries shall be permitted to make any Restricted Payments pursuant to Section 9.03(ii) of the Credit Agreement.

            6.  Notwithstanding  anything to the  contrary  contained in Section
9.04 of the Credit Agreement, the Borrowers and the Lenders hereby agree that until the Required Lenders otherwise agree in writing, neither the U.S. Borrower nor any of its Subsidiaries shall be permitted to incur any Indebtedness pursuant to Section 9.04(xiii) of the Credit Agreement.

            7. Section 9.05(xx) of the Credit Agreement is hereby amended by deleting the proviso appearing at the end thereof, and inserting the following new proviso in lieu thereof:

            "provided that all such Investments in excess of $2,000,000 made after October 28, 1999 pursuant to this clause (xx) shall be in
      ___________*.

            8.  Notwithstanding  anything to the  contrary  contained in Section
9.08 of the Credit Agreement, the Lenders and the Borrowers hereby agree that so long as the U.S. Borrower has engaged, or is actively seeking to engage (as determined by the Administrative Agent), an investment bank to sell RCVP and the Nevada Route Operations, the Borrowers shall be required to maintain a Consolidated Fixed Charge Coverage Ratio of the Borrowers for any Test Period ending on or prior to ________________* of at least 1.00:1, provided that (a)(i) if the requirement described above has not been (or ceases to be) satisfied and
(ii) after  ________________*,  the  Borrowers  shall be required to comply with
Section 9.08 of the Credit Agreement as otherwise provided in such Section, (b) in any event, upon earlier to occur of consummation of the RCVP Sale or the consummation of Nevada Route Operations Sales, the Borrowers shall no longer be required to comply with Section 9.08 and (c) if the Borrowers have not entered into a letter of intent for either the RCVP Sale or the Nevada Route Operations Sale by ________________*, the Borrowers shall be required to comply with
Section 9.08 of the Credit Agreement as otherwise provided in such Section on and after ________________*.

            9.  Notwithstanding  anything to the  contrary  contained in Section
9.09 of the Credit Agreement, the Lenders and the Borrowers hereby agree that so long as the U.S. Borrower has engaged, or is actively seeking to engage (as determined by the Administrative Agent), an investment bank to sell RCVP and the Nevada Route Operations, the Borrowers shall be required to maintain a Consolidated Interest Coverage Ratio of the Borrowers for any Test Period ending on or prior to ________________* of at least 1.35:1, provided that (a)(i) if the requirement described above has not been (or ceases to be) satisfied and (ii) after ________________*, the Borrowers shall be required to comply with Section
9.09 of the Credit Agreement as otherwise provided in such Section, (b) in any event, upon the earlier to occur of the consummation of the RCVP Sale or the consummation of the Nevada Route Operations Sale, the Borrowers shall be required to maintain a Consolidated Interest Coverage Ratio of the Borrowers of at least 1.35:1 for any Test Period ending after such earlier occurrence and (c) if the Borrowers have not entered into a letter of intent for either the RCVP Sale or the Nevada Route Operations Sale by ________________*, the Borrowers shall be required to comply with Section 9.09 of the Credit Agreement as otherwise provided in such Section on and after ________________*.

            10.  Notwithstanding  anything to the contrary  contained in Section
9.10 of the Credit Agreement, the Lenders and the Borrowers hereby agree so long as the U.S. Borrower has engaged, or is actively seeking to engage (as determined by the Administrative Agent), an investment bank to sell RCVP and the Nevada Route Operations, the Borrowers shall be required to maintain a Leverage Ratio of Borrowers for the period from December 31, 1999 to ________________* of no greater than 6.25:1, provided that (a)(i) if the requirement described above has not been (or ceases to be) satisfied and (ii) after ________________*, the Borrowers shall be required to comply with Section 9.10 of the Credit Agreement as otherwise provided in such Section, (b) in any event, upon the earlier to occur of the consummation of the RCVP Sale or the Nevada Route Operations Sale, the Borrowers shall no longer be required to comply with Section 9.10 of the Credit Agreement and (c) if the Borrowers have not entered into a letter of intent for either the RCVP Sale or the Nevada Route Operations Sale by ________________*, the Borrowers shall be required to comply with Section 9.10 of the Credit Agreement as otherwise provided in such Section on and after
________________*.

            11.  Notwithstanding  anything to the contrary  contained in Section
9.11 of the Credit Agreement, the Lenders and the Borrowers agree that so long as the U.S. Borrower has engaged, or is actively seeking to engage (as determined by the Administrative Agent), an investment bank to sell RCVP and the Nevada Route Operations, the Borrowers shall be required to have Consolidated EBITDA for any Test Period ending on or prior to ________________* of at least $44,000,000, provided that (a)(i) if the requirement described has not been (or ceases to be) satisfied and (ii) after ________________*, the Borrowers shall be required to comply with Section 9.11 of the Credit Agreement as otherwise provided in such Section, (b) in any event, upon the earlier to occur of the consummation of the RCVP Sale or the consummation of the Nevada Route Operations Sale, the Borrowers shall be required to have a Consolidated EBITDA of at least $30,000,000 for any Test Period ending after such earlier occurrence and (c) if the Borrowers have not entered into a letter of intent for either the RCVP Sale or the Nevada Route Operations Sale by ________________*, the Borrowers shall be required to comply with Section 9.11 of the Credit Agreement as otherwise provided in such Section on and after ________________*.

            12. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

            "For the purposes of calculating Consolidated EBITDA for any period ending on or prior to ________________*, any determination of Consolidated Net Income shall be adjusted by adding thereto the amount of (i) any restructuring charges taken during such period in connection with the RCVP Sale, the Nevada Route Operations Sale, the Rail City Sale, the Louisiana Route Operations Sale or any of the transactions contemplated in Section 1 of Article I of the Third Amendment (and in an aggregate amount not to exceed $___________*) and (ii) ancillary transaction costs incurred in connection with the RCVP Sale, the Nevada Route Operations Sale, the Rail City Sale or the Louisiana Route Operations Sale."

            13. Section 10 of the Credit Agreement is hereby further amended by inserting the following definitions of "Louisiana Route Operations Sale", "Nevada Route Operations Sale", "Rail City Sale", "RCVP Sale", "Third Amendment" and "Third Amendment Effective Date" in the proper alphabetical order:

            "Louisiana Route Operations Sale" shall have the meaning provided in the Third Amendment.

            "Nevada Route Operations Sale" shall have the meaning provided in the Third Amendment.

            "Rail City Sale" shall have the meaning provided in the Third Amendment.

            "RCVP Sale" shall have the meaning provided in the Third Amendment.

            "Third Amendment" shall mean the Third Amendment and Consent, dated as of October 28, 1999, among the Borrowers, the Lenders and the Administrative Agent.

            "Third Amendment Effective Date" shall mean October 28, 1999.

            14. Notwithstanding the actual Leverage Ratio of the Borrowers, until such time as the Required Lenders otherwise agree in writing, Level 4 pricing shall at all times from the Third Amendment Effective Date through and including ________________* apply to the Applicable Commitment Commission Percentage and the Applicable Margin.


Article III:  Miscellaneous

            1. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each Borrower, each other Credit Party and the Required Lenders have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrowers shall have paid to the Administrative Agent for the account of each Lender which executes and delivers the counterpart of this Amendment to the Administrative Agent on or prior to 5:00 p.m. (New York time) on October 28, 1999, an amendment fee equal to 0.20% of the sum of such Lender's outstanding
(x) Term Loans (using the Dollar Equivalent thereof in the case of any Term Loans denominated in a currency other than Dollars) and (y) Total Revolving Loan Commitment, in each case on the Third Amendment Effective Date.

            2. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date both before and after giving effect to this Amendment (it being understood and agreed that, as to any representation or warranty which by its terms is made as of a specified date, each Borrower represents and warrants that such representation and warranty is true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date both before and after giving effect to this Amendment.

            3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

            5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                           * * *

* Omitted and filed separately with the Commission pursuant to a Confidential Treatment Request.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       ALLIANCE GAMING CORPORATION



                                       By
                                          Name:
                                          Title:


                                       BALLY WULFF VERTRIEBS GMBH



                                       By_______________________________
                                          Name:
                                          Title:


                                       BALLY WULFF AUTOMATEN GMBH



                                       By_______________________________
                                          Name:
                                          Title:


                                       CREDIT SUISSE FIRST BOSTON,
                                         Individually and as Administrative
                                         Agent



                                       By_______________________________
                                          Name:
                                          Title:


                                       By_______________________________
                                          Name:
                                          Title:


                                       THE BANK OF NOVA SCOTIA



                                       By_______________________________
                                          Name:
                                          Title:


                                       KZH ING-1 LLC



                                       By_______________________________
                                          Name:
                                          Title:


                                       SUMITOMO BANK OF CALIFORNIA



                                       By_______________________________
                                          Name:
                                          Title:


                                       THE MITSUBISHI TRUST AND BANKING CORP.



                                       By_______________________________
                                          Name:
                                          Title:


                                       SOUTHERN PACIFIC BANK



                                       By_______________________________
                                          Name:
                                          Title:


                                       CRESCENT/MACH I PARTNERS

                                       By: TCW Asset Management Company, Its
                                           Investment Advisor



                                       By_______________________________
                                          Name:
                                          Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.



                                       By_______________________________
                                          Name:
                                          Title:


                                       TCW LEVERAGED INCOME TRUST, L.P.



                                       By_______________________________
                                          Name:
                                          Title:


                                       VAN KAMPEN PRIME RATE INCOME TRUST



                                       By_______________________________
                                          Name:
                                          Title:


                                       VAN KAMPEN CLO I, LIMITED

                                       By: VAN KAMPEN MANAGEMENT INC., as
                                           Collateral Manager



                                       By_______________________________
                                          Name:
                                          Title:

                                      INDOSUEZ CAPITAL FUNDING III, LIMITED



                                       By:  Indosuez Capital, as Portfolio
                                         Advisor



                                       By_______________________________
                                          Name:
                                          Title:


                                       DEEPROCK & COMPANY



                                       By: Eaton Vance Management As
                                           Investment Advisor



                                       By_______________________________
                                          Name:
                                          Title:


                                       ML CLO XII PILGRIM AMERICA (Cayman)
                                           LTD.



                                       By: Pilgrim Investments, Inc. as its
                                              Investment  Manager



                                       By_______________________________
                                          Name:
                                          Title:

                                       MORGAN STANLEY DEAN WITTER PRIME
                                         INCOME TRUST



                                       By_______________________________
                                          Name:
                                          Title:

                                       ROYALTON COMPANY

                                       By: Pacific Investment Management
                                           Company



                                       By: PIMCO Management Inc., a general
                                           partner



                                       By_______________________________
                                          Name:  Bradley W. Paulson
                                          Title:  Vice President


                                       SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research as
                                           Investment Advisor



                                       By_______________________________
                                          Name:
                                          Title:


                                       KZH-CRESCENT CORP.



                                       By_______________________________
                                          Name:
                                          Title:


                                       PAMCO CAYMAN LTD.



                                       By_______________________________
                                          Name:
                                          Title:


                                       CYPRESSTREE INVESTMENT PARTNERS I,
                                         LTD.,

                                       By: Cypresstree Investment Management
                                           Company, Inc., as Portfolio
                                           Manager



                                       By_______________________________
                                          Name:
                                          Title:


                                       TEXAS COMMERCE BANK



                                       By_______________________________
                                          Name:
                                          Title:


                                       ARCHIMEDES FUNDING, L.L.C.



                                       By: ING Capital Advisors, Inc., as
                                           Collateral Manager



                                       By_______________________________
                                          Name:
                                          Title:


                                      GENERAL ELECTRIC CAPITAL CORPORATION



                                       By:______________________________
                                          Name:
                                          Title:
                                       ROYALTON COMPANY

                                       By:Pacific Investment Management Company

                                       By:PIMCO Management Inc., a general
                                          partner

                                       By:______________________________
                                          Name:
                                          Title:



                                       CAPTIVA  III  FINANCE  LTD.,  as  advised
                                          by Pacific Investment Management
                                          Company

                                       By:______________________________
                                          Name:
                                          Title:


                                       MASSMUTUAL HIGH YIELD
                                           PARTNERS I, LLC

                                       By: HYP Management, Inc., as Managing
                                           Member

                                       By:_____________________________
                                          Name:
                                          Title:


                                          Its:


                                       CALIFORNIA BANK & TRUST

                                       By:_____________________________
                                          Name:
                                          Title: